JPMORGAN U.S. EQUITY FUNDS

J.P. Morgan Mid Cap Value Fund

(All Share Classes)

Supplement dated August 22, 2014

to the Prospectuses dated November 1, 2013, as supplemented

The first paragraph under “What are the Fund’s main investment strategies?” in the Fund’s “Risk/Return Summary” is hereby deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of mid cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Mid cap companies are companies with market capitalizations equal to those within the universe of the Russell Midcap Value Index and/or between $1 billion and $20 billion at the time of purchase. As of the date of the last reconstitution of the Russell Midcap Value Index on June 27, 2014, the market capitalizations of the companies in the index ranged from $1.5 billion to $29.8 billion. In implementing its main strategies, the Fund’s investments are primarily in common stocks and real estate investment trusts (REITs).

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-MCV-814